EXHIBIT 1 - JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of The Village Green Bookstore, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 14th day of January, 1997.

                                KATIE AND ADAM BRIDGE
                                 PARTNERS, L.P.

                                BY:  K & A BRIDGE PARTNERS CORP.,
                                     General Partner

                                   /s/ Steven B. Sands
                                ----------------------------------
                                Steven B. Sands, President


                                JENNA PARTNERS, L.P.

                                BY:  JENNA CAPITAL CORP.,
                                   General Partner

                                  /s/ Martin S. Sands
                                ----------------------------------
                                Martin S. Sands, President


                                JENNA PARTNERS II, L.P.

                                BY:  JENNA II CAPITAL CORP.,
                                     General Partner

                                  /s/ Steven B. Sands
                                ----------------------------------
                                Steven B. Sands, President


                                OWL-1 PARTNERS, L.P.

                                BY:  OWL CAPITAL MANAGEMENT, INC.
                                   General Partner

                                  /s/ Martin S. Sands
                                ----------------------------------
                                Martin S. Sands, President


                                                             Page 20 of 21 Pages
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                                PONDEROSA, L.P.


                                By:  /s/ Steven B. Sands
                                   ----------------------------------
                                    Steven B. Sands, General Partner


                                By: /s/ Martin S. Sands
                                   ----------------------------------
                                    Martin S. Sands, General Partner



                                  /s/ Steven B. Sands
                                ----------------------------------
                                Steven B. Sands



                                 /s/ Martin S. Sands
                                ----------------------------------
                                Martin S. Sands


                                                             Page 21 of 21 Pages